SCHEDULE 14A
                                 (Rule 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant  (X)
Filed by a Party other than the Registrant   (  )

Check the appropriate box:

( ) Preliminary Proxy Statement   (  ) Confidential, for Use of the Commission
( ) Definitive Proxy Statement         Only (as permitted by Rule 14c-6(e)(2)
(X) Definitive Additional Materials
( ) Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12

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                                  E*TRADE Funds

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               (Name of Registrant as Specified in Its Charter)
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

(X)  No fee required.

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

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( )  Fee paid with preliminary materials.

( )  Check box if any part of the fee is offset as provided by Exchange Act Rule
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     previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

E*TRADE Funds
Notice of NOVEMBER 2, 2001 SPECIAL MEETING and online Proxy Vote

September 18, 2001

Dear E*TRADE Funds Shareholder:

The E*TRADE Funds shareholder meeting is on November 2, 2001. Prior to this meeting, we would like to have you vote on a few Fund issues that will affect the future of E*TRADE Funds. Your vote is very important to us and voting will only take a few minutes.

This e-mail provides the information you will need to view the E*TRADE Funds Proxy Statement online and to vote your shares. The E*TRADE Funds' Board of Trustees recommends that you vote FOR each item. Your vote is very important regardless of how many E*TRADE Funds you own and how many shares you own. Please take a few minutes to vote the proxy today so that your voice can be heard. The entire process is electronic and can be done by following the simple directions below.

If you have any questions about this please call 888-850-5668.

We thank you in advance for your time and vote.

Sincerely,

E*TRADE Funds

View E*TRADE Funds Proxy Statement

To view and print the E*TRADE Funds Proxy Statement, please go to the web site http://www.etrade.com/funds/proxy (THIS WILL BE UDPATED SINCE EQUISERVE WILL
HOST)

Vote Your Proxy

To vote your E*TRADE Funds proxy over the Internet, go to the web site http://www.eproxyvote.com/ticker_symbol

To access your proxy card, you will need to enter your control number exactly as it appears below.

CONTROL NUMBER: NNNNNN

Your vote counts so take a moment to vote today. Thank you.

E*TRADE Funds
Notice of NOVEMBER 2, 2001 SPECIAL MEETING and online Proxy Vote

September 20, 2001

Dear E*TRADE E-Commerce Fund Shareholder:

The E*TRADE Funds shareholder meeting is on November 2, 2001. Prior to this meeting, we would like to have you vote on a few Fund issues that will affect the future of E*TRADE Funds. Your vote is very important to us and voting will only take a few minutes.

This e-mail provides the information you will need to view the E*TRADE Funds Proxy Prospectus Statement online and to vote your shares. The E*TRADE Funds' Board of Trustees recommends that you vote FOR each item. Your vote is very important regardless of how many E*TRADE Funds you own and how many shares you own. Please take a few minutes to vote the proxy today so that your voice can be heard. The entire process is electronic and can be done by following the simple directions below.

If you have any questions about this please call 888-850-5668.

We thank you in advance for your time and vote.

Sincerely,

E*TRADE Funds

View E*TRADE Funds Proxy Prospectus Statement

To view and print the E*TRADE Funds Proxy Prospectus Statement, please go to the web site PLEASE FILL IN LINK

Vote Your Proxy

To vote your E*TRADE Funds proxy over the Internet, go to the web site http://www.eproxyvote.com/ticker_symbol

To access your proxy card, you will need to enter your control number exactly as it appears below.

CONTROL NUMBER: NNNNNN

To view the  E*TRADE  Technology  Index  Fund  Prospectus  or other  Shareholder
Documents,  please  go to the web  site  http://www.  WE WILL  GIVE  YOU THE URL

Your vote counts so take a moment to vote today. Thank you.

[E*TRADE Funds Letterhead]


Re: E*TRADE Funds Special  Meeting Materials

Dear Shareholder:

Thank you for your continued interest in E*TRADE Funds. As you know, the funds deliver all shareholder communications electronically. Regrettably, we either do not have a valid email on file or the electronic notification that was sent to you for the 2001 E*TRADE Special Meeting was returned to us as undeliverable. Please make sure that you update your email address at E*TRADE so that you receive future communications electronically.

The E*TRADE Funds shareholder meeting is on November 2, 2001. Prior to this meeting, we would like to have you vote on a few Fund issues that will affect the future of E*TRADE Funds. Your vote is very important to us and voting will only take a few minutes.

This letter provides the information you will need to view the E*TRADE Funds Proxy Statement online and to vote your shares. The E*TRADE Funds' Board of Trustees recommends that you vote FOR each item. Your vote is very important regardless of how many E*TRADE Funds you own and how many shares you own. Please take a few minutes to vote the proxy today so that your voice can be heard. The entire process is electronic and can be done by following the simple directions below.

If you have any questions about this please call 888-850-5668.

We thank you in advance for your time and vote.

If you would like to view the E*TRADE Funds Proxy Statement over the Internet, visit our proxy materials Web site:

http://www.xxx.com/yyy
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And to vote your proxy over the Internet, go to the web site:

http://www.eproxyvote.com/ticker_symbol
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To access your proxy card over the Internet, you will need to enter your control number exactly as it appears below.

CONTROL NUMBER: XXXXXXX

We thank you in advance for your time and vote.